UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under § 240.14a-12

THE ADVISORS’ INNER CIRCLE FUND III

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

[X]	No fee required
[ ]	Fee paid previously with preliminary materials
[ ]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

6/10/2025

Dear Shareholder,

You may have received prior notices, and perhaps a telephone call requesting your participation in a proxy vote for the Mesirow High Yield Fund. As a valued shareholder, I am reaching out to validate the legitimacy of those requests and ask for your assistance in voting the proxy. As with the prior correspondence, below is your shareholder information, and a telephone number for you to place your vote.

MetLife Investment Management has recently acquired the Mesirow team, and fund, which requires shareholders to vote the proxy. If I can be of any assistance in helping to answer questions or provide additional information, please reach out to me at the contact information provided below.

The team at MetLife Investment Management/Mesirow appreciates your attention to this matter.

Respectfully,

Frank

Frank Natale

Senior Director, Institutional Client Group

MetLife Investment Management

1717 Arch Street, Suite 1500, Philadelphia, PA 19103

P: +1-267-330-0065

M: +1-215-680-6181

frank.natale@metlife.com

To cast your vote, please call: 1-866-356-7814 between Monday–Friday, 9 A.M.–11 P.M. ET, or Saturday, 10 A.M.–6 P.M. ET.

[Shareholder name]

[Shareholder address]

[Shareholder address]

[Shareholder address]

[Shareholder address]

Securities offered through MetLife Investments Securities, LLC (“MISL”), a FINRA/SIPC member firm.